Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in the Company's registration statement of our report dated January 27, 1995 included in Marriott International, Inc.'s Form 10-K for the year ended December 30, 1994 and to all references to our Firm included in this registration statement.


                                                    ARTHUR ANDERSEN LLP

Washington, D.C.
August 23, 1995